Amended Senior Secured Convertible Note	12 Months Ended
Jul. 31, 2022
Convertible Note Payable [Abstract]
Amended Senior Secured Convertible Note

20. Amended Senior Secured Convertible Note

	July 31, 2022	July 31, 2022
	US$	$
Balance upon amendment (Note 19)	160,246	208,560
Gain on fair value during the year	3,805	4,880
Foreign exchange loss	-	(3,061)
Ending balance, end of the year	164,051	210,379

On July 12, 2022, the Company entered into the Transaction Agreement (Note 19), the terms of the Note were amended and restated and the Note was immediately thereafter assigned to Tilray Brands, pursuant to the terms of an amended and restated assignment and assumption agreement dated June 14, 2022 (the “Amended Note”, or the “Amended Senior Secured Convertible Note”).

Pursuant to the terms of the Transaction Agreement, Tilray Brands acquired 100% of the remaining outstanding principal balance of US$173.7 million of the Amended Note and, concurrently, HEXO assumed an obligation to pay a US$1.5 million monthly fee, that represents a finance cost, until the earlier of the date all obligations of the Company pursuant to the terms of the Amended Note have been satisfied, extinguished or terminated, the conversion in full of the Amended Note, cancellation by Tilray and January 15, 2027.

The Amended Note matures on May 1, 2026, includes coupon interest at the fixed rate of five percent (5%) per annum, calculated daily, and is payable by the Company to the Holder semi-annually on the last business day of each June and December (commencing June, 2022). For the first year of the Amended Note, the Company is required to pay interest in cash. Unpaid interest at July 31, 2022 was $464 (July 31, 2022 - $nil).  Thereafter, until the maturity date, in the event that the Company is not in compliance with the Minimum Liquidity covenant, the Company shall be entitled to elect to add the amount of the interest to the Principal Amount of the Amended Note as capitalized interest. Subject to the terms of the Amended Note, unless the principal amount and the capitalized interest have previously been converted, on the maturity date, the Company shall pay the capitalized interest by way of conversion consideration.

Subject to certain limitations and adjustments, the Amended Note is convertible into HEXO Common Shares at the Holder’s option at any time prior to the second scheduled trading day prior to the maturity date, at a conversion price of CAD$0.40 per HEXO Common share as determined the day before exercise, including all capitalized interest. HEXO has the ability to force the conversion if the daily VWAP per common share is equal to or exceeds $3.00 per share for twenty consecutive trading days, subject to HEXO meeting the terms of the equity condition, as set out in the terms of the Amended Note.

The Company is not able to redeem or repay the Amended Note prior to May 1, 2026, without the prior written consent of the Holder.

The Company is subject to certain financial and non-financial covenants as set out in the terms of the Amended Note. Among other covenants, the Company is subject to a minimum liquidity covenant and is required to maintain an unrestricted cash amount equal to or greater than US$20.0 million. In addition, as of the last day of each three-month period starting with the three-month period ending April 30, 2023, the Company is required to have Adjusted EBITDA of not less than US$1.00 for the three-month period ending on such day. Adjusted EBITDA means for any fiscal quarter, the Adjusted EBITDA of the Company, calculated as: (i) total net income (loss); (ii) plus (minus) income taxes (recovery); (iii) plus (minus) finance expense (income); (iv) plus depreciation; (v) plus amortization; (vi) plus (minus) investment (gains) losses, including revaluation of financial instruments, share of loss from investment in joint ventures, adjustments on warrants and other financial derivatives, unrealized loss on investments, and foreign exchange gains and losses; (vii) plus (minus) fair value adjustments on inventory and biological assets; (viii) plus inventory write-downs and provisions; (ix) plus (minus) non-recurring transaction and restructuring costs; (x) plus impairments to any and all long-lived assets; (xi) plus all stock-based compensation; and (xii) plus any management or advisory fee paid by the Company to the Holder or any Affiliate thereof during the applicable quarter.

On the occurrence of an Event of Default, the Amended Note becomes due and payable immediately at the Event of Default Acceleration Amount, as defined under the Amended Note agreement. The Amended Note constitutes the senior secured obligation of the Company.

Fair Value Measurement

The Amended Note represents a hybrid instrument containing a conversion feature. The Amended Note, as a whole, has been designated as FVTPL, as at least one of the derivatives does significantly modify the cash flows of the Amended Note and it is clear with limited analysis that separation is not prohibited. The changes in fair value of the instrument are recorded in the statement of net loss with changes in fair value attributable to changes in credit risk being recognized through other comprehensive income.

The fair value of the Note is classified as Level 2 in the fair value hierarchy and was determined using the partial differential equation method with the following inputs;

	As at July 31, 2022	Initial recognition July 12, 2022
Share price	US$0.19	US$0.20
Dividend	$nil	$nil
Volatility	87.8%	80.7%
Credit spread	34.2%	38.6%
Conversion price	US$0.31	US$0.30- US$0.31

Risk free rates were selected based upon a SOFR curve at the valuation date. The curve’s period range was 3-months to 4 years.

A decrease of credit spread by 1% would increase the fair value of the instrument by $2,487.